UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: August 23, 2007

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                              X-RITE, INCORPORATED

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          Michigan                     000-14800               38-1737300
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)

                              4300 44th Street S.E.
                           Grand Rapids, Michigan 49512
               (Address of principal executive office) (Zip Code)

               Registrant's telephone number, including area code:
                                 (616) 803-2200

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

On August 23, 2007 (the "Signing Date"), X-Rite, Incorporated ("X-Rite" or the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Pantone, Inc. and certain of its affiliated entities (collectively, the "Pantone Companies") and the stockholders of the Pantone Companies, under which X-Rite agreed to purchase the Pantone Companies for an aggregate purchase price of $180 million. The purchase price is subject to an upward adjustment for cash on hand and a downward adjustment for indebtedness and transaction related expenses of the Pantone Companies as of the closing date. The purchase price is subject to further adjustment to the extent of any working capital excess or deficit relative to target levels of working capital of the Pantone Companies as specified in the Merger Agreement. The Merger Agreement provides for an escrow in the amount of $10 million as a source of satisfying potential indemnification claims under the agreement. The transaction is expected to close in the fall of 2007.

The Merger Agreement contains customary representations and warranties of the parties. The closing of the transactions is subject to certain closing conditions, including expiration of the waiting period under the Hart-Scott-Rodino Act and the absence of a material adverse effect on the Pantone Companies. Upon satisfaction of the closing conditions set forth in the Merger Agreement, certain wholly owned subsidiaries of X-Rite will be merged with and into the Pantone Companies, with the Pantone Companies surviving such mergers as wholly owned subsidiaries of X-Rite. During the period from the Signing Date to the closing of the merger, the Pantone Companies have agreed to conduct their operations in the ordinary course of their business.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.


                                           X-RITE, INCORPORATED

Dated:  August 29, 2007                    By: /s/ Mary E. Chowning
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                                               Mary E. Chowning
                                               Chief Financial Officer